UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                  July 19, 2002

                Date of Report (Date of Earliest Event Reported)


                            AMES NATIONAL CORPORATION
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


         IOWA                            0-32637                 42-1039071
--------------------------------------------------------------------------------
(State or Other Jurisdiction of   (Commission File Number)    (I.R.S. Employer
Incorporation or Organization)                               Identification No.)


                                405 FIFTH STREET
                                AMES, IOWA 50010
                    ----------------------------------------
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, Including Area Code: (515) 232-6251

                                 NOT APPLICABLE
              ----------------------------------------------------
              (Former Name, Former Address and Former Fiscal Year,
                         if Changed Since Last Report)

Item 7.  Financial Statements and Exhibits

         The following exhibit is filed as part of this Report:

         Exhibit No.                                 Description
         -----------                       --------------------------------
             99.1                          News Release dated July 19, 2002

Item 9.  Regulation FD Disclosure

         On July 19, 2002, Ames National Corporation issued a News Release announcing its earnings for the three and six month periods ending June 30, 2002. A copy of the New Release is attached hereto as Exhibit 99.1.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   AMES NATIONAL CORPORATION

Date:  July 19, 2002                          By:   /s/ Daniel L. Krieger
                                                   -----------------------------
                                                   Name:  Daniel L. Krieger
                                                   Title:  President

                                  EXHIBIT INDEX

Exhibit No.                                                Description
-----------                                     --------------------------------
   99.1                                         News Release dated July 19, 2002